UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): February 18, 2005



                             GIVEMEPOWER CORPORATION
               (Exact name of registrant as specified in charter)



        Nevada                   333-67318                      87-0291528
(State or other jurisdiction   (Commission                    (IRS Employer
   of incorporation)           File Number)                 Identification No.)



 5925 - 12 Street SE, Suite 230, Calgary, Alberta Canada       T2H 2M3
   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (403) 287-6001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5      Corporate Governance and Management

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     On February 18, 2005, Wilfried Grabert tendered his resignation as a member of our Board of Directors. On February 24, 2005, the Board of Directors accepted Mr. Grabert's resignation. Mr. Grabert resigned in order to avoid any perceived or actual potential conflict of interest which could develop in the future resulting from business transactions between us and companies which Mr. Grabert controls and/or is the majority owner of, which supply us with core software technologies. Mr. Grabert's resignation did not relate to any disagreement with us.

     On February 22, 2005, Tim Nye tendered his resignation as a member of our Board of Directors. On February 24, 2005, the Board of Directors accepted Mr. Nye's resignation. Mr. Nye resigned in order to devote his time and efforts to his personal company, Geosign Corporation. Mr. Nye has agreed to continue to support us by joining our advisory board. Mr. Nye's resignation did not relate to any disagreement with us.

     On February 24, 2005, our Board of Directors appointed Doug Reid as a director to fill the vacancy resulting from Mr. Nye's resignation. Mr. Reid has served as a member of our advisory council since December 2004. Since February 2005, Mr. Reid has been the Executive Vice President and General Manager of Richer Systems Group, a Calgary-based developer and vendor of ERP and asset management & maintenance software. Mr. Reid's past experience includes executive roles as CEO of NovAtel Inc. (August 1998 to November 2000), Vice President of Strategic Marketing for Leica Geosystems (July 2001 to June 2003) and President and CEO of SkyWave Mobile Communications (July 2003 to November 2003).

     There are no understandings or arrangements between Mr. Reid and any other person pursuant to which Mr. Reid was selected as a director. Mr. Reid presently does not serve on any Company committee. Mr. Reid may be appointed to serve as a member of a committee although there are no current plans to appoint Mr. Reid to a committee as of the date hereof. Mr. Reid does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, Mr. Reid has never entered into a transaction, nor is there any proposed transaction, between Mr. Reid and the Company.

Item 7.01      Regulation FD Disclosure.

     On February 25, 2005, the Registrant issued a press release announcing the events described in Item 5.02. A copy of this press release is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

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


Item 9.01      Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

Exhibit Number
                                   Description
--------------------------------------------------------------------------------
99.1 Press release, dated February 25, 2005 by GiveMePower Corporation announcing the appointment of Mr. Reid as a member of the Board of Directors




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GIVEMEPOWER CORPORATION



Date:  February 25, 2005                    /s/ WILLIAM V. WALTON
                                            ---------------------------
                                            William V. Walton
                                            Chief Executive Officer




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